Exhibit 99.3

EXECUTION COPY

NON-COMPETITION AND

NON-SOLICITATION AGREEMENT

This NON-COMPETITION AND NON-SOLICITATION AGREEMENT (this “Agreement”) is entered into as of November, 8, 2010, by and between Chevron Corporation, a Delaware corporation (the “Buyer”) and Jonathan Z. Cohen (“Equityholder”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (a) the Buyer, Arkhan Corporation, a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and Atlas Energy, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of November, 8, 2010 (the “Merger Agreement”), pursuant to which, the Buyer has agreed to, among other things, purchase the Company by means of a merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions and limitations set forth in the Merger Agreement; and (b) the Company, Atlas Energy Resources, LLC, a Delaware corporation, Atlas Pipeline Holdings, L.P., a Delaware limited partnership (“AHD”), and Atlas Pipeline Holdings GP, LLC, a Delaware limited liability company, are entering into a Transaction Agreement (the “AHD Transaction Agreement”), pursuant to which, among other things, the Company has agreed that it shall sell, or shall cause its Subsidiaries to sell, to AHD the Purchased Assets and AHD shall assume the Assumed Liabilities;

WHEREAS, Equityholder is the Company’s Vice Chairman and is an owner of common stock of the Company;

WHEREAS, Equityholder has knowledge of confidential and proprietary information relating to the Atlas Post-Closing Business;

WHEREAS, Equityholder will receive substantial and valuable consideration as part of the Merger, and therefore has a material economic interest in the consummation of the Merger;

WHEREAS, Equityholder will receive, among other benefits, certain severance payments and accelerated vesting of stock awards and options pursuant to his Employment Agreement with the Company dated January 30, 2009 (the “Employment Agreement”), as part of the Merger;

WHEREAS, upon consummation of the Restructuring Transactions described in the Merger Agreement, Equityholder may serve as a director and/or officer of APL and AHD, each an Affiliate of the Company immediately prior to the transactions contemplated by the Closing; and

WHEREAS, Equityholder’s agreement to abide by the restrictive covenants contained in this Agreement are an inducement to the Buyer to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and to induce the Buyer to enter into the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Buyer and Equityholder, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Certain Defined Terms. Except as otherwise defined herein, (a) “Closing Date” and “Restructuring Transactions” shall have the meaning set forth in the Merger Agreement; and (b) all other capitalized terms shall have their respective meanings as set forth in the AHD Transaction Agreement.

2. Acknowledgements by Equityholder. Equityholder acknowledges and agrees that (a) due to the nature of Equityholder’s association with the Company, Equityholder has confidential, proprietary and trade secret information relating to the Atlas Post-Closing Business; (b) the purposes of the covenants in this Agreement are to protect the goodwill and confidential, proprietary and trade secret information of the Atlas Post-Closing Business; (c) the covenants set forth in this Agreement are reasonable and necessary to protect and preserve the value of the Business; (d) Equityholder is a stockholder of the Company and is receiving substantial and valuable consideration as part of the Merger; (e) Equityholder is receiving, among other benefits, certain severance payments and accelerated vesting of stock awards and options pursuant to the Employment Agreement, as part of the Merger; (f) after the consummation of the Restructuring Transactions, Equityholder may serve as a director and/or officer of APL and AHD, each an Affiliate of the Company prior to the consummation of the Restructuring Transactions; and (g) the Buyer has required that Equityholder enter into this Agreement as a condition to the Buyer entering into the Merger Agreement and has informed Equityholder that the Buyer would not enter into the Merger Agreement without Equityholder’s agreement to be bound by this Agreement.

3.	Restrictive Covenants.

(a) Equityholder agrees that for a period of three (3) years following the Closing Date (the “Restricted Period”), he will not, directly or indirectly, either alone or in association with any other Person:

(i)

engage in any capacity (whether as officer, director, owner, partner, stockholder, investor, consultant, principal, agent, employee, co-venturer or otherwise) in a business engaged in the exploration, development and/or production of Hydrocarbons in (x) the Counties of Allegheny, Armstrong, Butler, Cambria, Clarion, Clearfield, Crawford, Elk, Erie, Fayette, Forest, Greene, Indiana, Lawrence, McKean, Mercer, Somerset, Venango, Warren, Washington and Westmoreland in the State of Pennsylvania, (y) Preston County in the State of West Virginia, or (z) the Counties of Cattaraugus, Chautauqua, Delaware or Otsego in the State of New York (the areas set forth in clauses (x), (y) and (z), the “Designated Region”), including leasing (or acting as leasing agent), acquiring or otherwise obtaining any Oil and Gas Lease in the Designated Region (the

“Restricted Activity”), or take any preparatory steps for the purpose of engaging in any Restricted Activity during the Restricted Period (without limiting the generality of the foregoing, Equityholder agrees that he will not engage in the Restricted Activity through another Person or provide advice, services or other assistance of any kind, whether with or without compensation, to any Person to engage in the Restricted Activity);

(ii)	solicit or knowingly encourage any lessor, sublessor or licensor in connection with any Oil and Gas Lease that is a Retained Asset or any Person who is a party to any such Oil and Gas Lease, to terminate or diminish its relationship with, or negotiate new or different contracts or terms of business with, the Company and/or the Buyer or solicit (including entering into any “top lease” with) any such lessor, sublessor, licensor or other Person for the purpose of engaging in the Restricted Activity or for the purpose of adversely affecting any Oil and Gas Lease that is a Retained Asset; or

(iii)	solicit or knowingly encourage any Person, who was during the prior one-year period, or is at such time, a customer, supplier or contractor, including title attorneys, abstractors and land brokers, of the Atlas Post-Closing Business to terminate or diminish its relationship with, or negotiate new or different contracts or terms of business with, the Company and/or the Buyer and he will not solicit any such customer, supplier or contractor, including title attorneys, abstractors and land brokers, for the purpose of engaging in the Restricted Activity or for the purpose of adversely affecting any Contract that is a Retained Asset.

(b) Notwithstanding the provisions of Section 3(a) and without implicitly agreeing that the following activities would be subject to the provisions of Section 3(a), nothing in this Agreement shall preclude, prohibit or restrict Equityholder from, and Restricted Activity shall not include any of the following:

(i)	acquiring, owning or holding 5% or less of the outstanding interests in or securities of any publicly traded entity (it being agreed that interests in or securities of any Person acquired or held by any pension fund or any other benefit plan of Equityholder shall not be subject to any limitation hereunder and shall not be considered a violation of Section 4(a));

(ii)

conducting or engaging in (including as officer, director, owner, partner, stockholder, investor, consultant, principal, agent, employee, co-venturer or otherwise of or to any Person that conducts or engages in) any activity or business conducted or engaged in by the Transferred Business or the Purchased Assets on or prior to the date hereof, or by AHD GP, AHD, APL GP, APL or their respective Subsidiaries on or prior to the date hereof, including, but not limited to, engaging in the exploration, development, production and sale of Hydrocarbons from the interests in the Oil and Gas Leases and Wells assigned to any Drilling Partnership

(other than engaging in the exploration, development and production of Hydrocarbons in the Designated Region from any Wells drilled subsequent to the date hereof unless in connection with the Wells or planned Wells set forth on Schedule A to this Agreement), and the gathering, processing, storage, disposition and transportation of such Hydrocarbons; or

(iii)	acquiring or owning any interests in or securities of any Person (or being an officer, director, owner, partner, stockholder, investor, consultant, principal, agent, employee, co-venturer or otherwise of or to any Person that has acquired or owns any other Person) that derived 5% or less of its total annual revenues in its most recent fiscal year from activities that constitute Restricted Activity.

(c) Equityholder agrees that for a period of two (2) years following the Closing Date, he will not, directly or indirectly, solicit for employment or hire any Retained Employee who was at any time during the six (6)-month period immediately prior to such solicitation or hiring, or is at such time, an employee of the Buyer, the Company or any Post-Restructuring Company Subsidiary (each, a “Prohibited Individual”); provided that this Section 3(c) shall not prohibit Equityholder from, directly or indirectly, soliciting or hiring any Prohibited Individual who was terminated by the Buyer, the Company or their respective Subsidiaries (it being agreed that a general non-directed solicitation for employment, in and of itself, shall not constitute a solicitation prohibited by this Section 3(c), provided that the foregoing general non-directed solicitation shall not permit any hiring otherwise prohibited by this Section 3(c)).

4. Injunctive Relief. It is specifically understood and agreed that the covenants hereunder are of a unique and special character, and that a breach or threatened breach of Section 3 of this Agreement would cause serious and irreparable injury to the Company and the Buyer that would not be compensable by money damages alone. Equityholder therefore covenants and agrees that in the event of such a breach or threatened breach, the Buyer shall be entitled to injunctive relief, and any other appropriate equitable relief, in any court of competent jurisdiction without being required to post any bond or other security. This Section 4 shall not, however, diminish the right of the Buyer to claim and recover damages and other appropriate relief in addition to injunctive relief, provided that in no event shall the Buyer seek to offset or recover any amounts provided to the Equityholder pursuant to the Employment Agreement, and provided further that the total amount of damages recoverable by the Buyer shall not exceed $5,000,000.

5. Assignment. This Agreement shall not, without the prior written consent of the parties hereto, be assignable by any party; provided, however, that the Buyer may, in its sole and absolute discretion, assign its rights hereunder to an entity that is a wholly owned subsidiary of the Buyer without the consent of the Equityholder, with such assignment to be effective only so long as such entity remains a wholly owned subsidiary of the Buyer. This Agreement shall otherwise inure to the benefit of and be binding upon each party and its successors and permitted assigns.

6. Amendment; Waiver. This Agreement may not be amended, supplemented or modified other than by a written agreement duly executed by the parties hereto. The failure of any party to this Agreement to enforce any of its terms, provisions or covenants shall not be construed as a waiver of the same or of the right of such party to enforce the same. Waiver by any party hereto of any breach or default by the other party of any term or provision of this Agreement shall not operate as a waiver of any other breach or default of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach

7. Severability; Judicial Modification. In the event that any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Moreover, in the event that any of the covenants contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable for any reason whatsoever, then any such provision or provisions shall not be deemed void, and such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law. Furthermore, a determination in any jurisdiction that this Agreement, in whole or in part, is invalid, illegal or unenforceable shall not in any way affect or impair the validity, legality or enforceability of this Agreement in any other jurisdiction.

8. Complete Agreement. This Agreement constitutes and contains the entire agreement and understanding concerning the subject matters addressed herein between the parties and supersedes any other agreement, whether written or oral, between the parties concerning the subject matter hereof.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflicts of laws rules (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

10. Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in any federal or state court located in Delaware, and each party hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it or he may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

11. Construction. Each party has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of interpretation or intent arises, this Agreement shall be construed as if it is drafted by each party and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of authorship of any provisions of this Agreement.

12. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile or PDF copies of such signed counterparts may be used in lieu of the originals for any purpose.

13. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. All section references contained in this Agreement are to sections of this Agreement, except where the context requires otherwise.

14. Legal Counsel. The parties recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

[Remainder of page left intentionally blank; Signature on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CHEVRON CORPORATION

By:	/s/ GL Kirkland

Name:	GL Kirkland

Title:	Vice Chairman of the Board
Executive Vice President

JONATHAN Z. COHEN

/s/ Jonathan Z. Cohen
Jonathan Z. Cohen

[Signature Page to Non-Compete Agreement]